SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 28, 2000


                       ACCEPTANCE INSURANCE COMPANIES INC.
             (Exact name of registrant as specified in its charter)


       Delaware                  1-7461                   31-0742926
(State of Incorporation) (Commission File Number)(IRS Employer Identification
                                                            Number)


      222 S. 15th Street, Suite 600 North
              Omaha, Nebraska                                  68102
   (Address of principal executive offices)                  (Zip Code)


                                 (402) 344-8800
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

  Item 5.  Other Events.

          (a) The registrant issued the following press release on February 28, 2000:




For Immediate Release

                       ACCEPTANCE INSURANCE COMPANIES INC.
                            CONFIRMS YEAR END RESULTS

         (Omaha, Nebraska, February 28, 2000). Acceptance Insurance Companies Inc. (NYSE: AIF) announced today that for the twelve months ended December 31, 1999 the Company had a net loss of $36 million, or $2.52 per share. This compares with a net profit of $5.5 million, or $0.37 per share, for the twelve months ending December 31, 1998. The results announced today are the same as the preliminary and unaudited results the Company released on February 11,2000.

          The Company said it recorded special and nonrecurring charges for the three months ended December 31, 1999 in an after tax amount of $9.4 million.
In addition, while its federally reinsured crop business remained profitable for the year, the Company said a change in the mix of that business produced a higher than anticipated fourth quarter claim volume and reduced its previously estimated underwriting gain by an after tax amount of $5.7 million.

         The special and nonrecurring charges related primarily to previously announced divestitures of various lines of property and casualty business.
They include severance costs, charges relating to discontinued software development, reduction of certain deferred policy acquisition costs and an increased allowance for doubtful accounts. Also included are charges associated with the Company's recent and anticipated resolutions of disputes with state regulatory authorities regarding its crop insurance business and the evaluation of strategic and capital alternatives.

         The Company also acknowledged it recently received the class action complaint against AICI Capital Trust and others, announced in a press release distributed February 7 by a New York law firm representing an alleged purchaser of the Company's preferred securities.

         Also as previously announced, the Company will hold a conference call for interested parties at 10:30 a.m. EST, Tuesday, February 29, 2000. The Company's conference call may be accessed at 212-896-6050 five to ten minutes before the call begins. The conference call also will be available on PostView from 12:30 p.m. EST, February 29 to 5:00 p.m. EST, March 1. To access PostView, dial 800-633-8284 and enter reservation 14453517.

         Acceptance Insurance Companies Inc. is an insurance holding company providing specialized crop, property and casualty insurance products throughout the United States. American Agrisurance, the company's wholly owned crop insurance marketing subsidiary, is a widely recognized leader in the crop insurance industry.

Contacts:

John E. Martin
President and Chief Executive Officer
800 228 7217

J. Michael Gottschalk
General Counsel and Secretary
800 228 7217

               ACCEPTANCE INSURANCE COMPANIES INC.
     for the three months and twelve months ended December 31, 1999 and 1998
                      (in thousands, except per share data)

                                                                      Three Months                      Twelve  Months
                                                            ____________________________       _______________________________
                                                              1999              1998              1999               1998
                                                            ___________        _________       ____________        __________
Gross premiums written                                      $   95,407         $117,166          $ 692,941         $ 700,960
Ceded premiums written                                         (49,604)         (66,573)          (441,275)         (391,468)
                                                            ___________        _________       _____________       __________
  Net premiums written                                      $   45,803         $ 50,593          $ 251,666         $ 309,492
                                                            ===========        =========       =============       ==========
Revenues:
  Insurance premiums earned                                 $   38,283         $ 69,717          $ 248,712         $ 328,044
  Net investment income                                          6,315            6,971             25,064            28,320
  Net realized capital gains                                     3,789            1,471             10,203             6,825
                                                            ___________        _________       ____________        __________
                                                                48,387           78,159            283,979           363,189
                                                            ___________        _________       ____________        __________
Costs and expenses:
  Cost of revenues:
    Insurance losses and loss adjustment
      expenses                                                  42,456           78,828            218,789           237,061
    Insurance underwriting expenses                             28,147           22,901            108,529           104,736
  General and administrative expenses                            2,877            1,660              4,592             3,502
                                                            ____________       __________      ____________        __________
                                                                73,480          103,389            331,910           345,299
                                                            ____________       __________      ____________        __________
Operating profit (loss)                                        (25,093)         (25,230)           (47,931)           17,890
                                                            ____________       __________      _____________       __________

Other income (expense):
  Interest expense                                              (2,212)          (2,386)            (9,058)           (8,994)
  Loss on investee                                                 -                -                  -                (704)
   Other, net                                                      (14)             (56)               (67)             (112)
                                                            ____________       __________      _____________       ___________
                                                                (2,226)          (2,442)            (9,125)           (9,810)
                                                            ____________       __________      _____________       ___________

Income (loss) before income taxes and cumulative effect of
   change in accounting principles                             (27,319)         (27,672)           (57,056)            8,080
Income  tax expense (benefit)                                   (9,639)          (7,870)           (21,436)            2,544
                                                            ____________       __________      _____________       ___________

Income (loss) before cumulative effect of
   change in accounting principles                             (17,680)         (19,802)           (35,620)            5,536

Cumulative effect of change in accounting principles               -                -                 (338)             -
                                                            ____________       __________      _____________       ____________

        Net income (loss)                                   $  (17,680)        $(19,802)         $ (35,958)        $   5,536
                                                            =============      ==========      =============       ============
Income (loss)  per share before cumulative effect of
   change in accounting principles:
       Basic                                                $    (1.24)        $  (1.39)         $   (2.50)        $     .37
                                                            =============      =========       =============       ============
       Diluted                                              $    (1.24)        $  (1.37)         $   (2.50)        $     .37
                                                            =============      =========       =============       ============

Net income(loss) per share:
       Basic                                                $    (1.24)        $  (1.39)         $   (2.52)        $     .37
                                                            =============      ==========      =============       ============
       Diluted                                              $    (1.24)        $  (1.37)         $   (2.52)        $     .37
                                                            =============      ==========      =============       ============

Shares:
       Basic                                                    14,256           14,297             14,249            14,843
                                                            ============       ==========      =============       ============
       Diluted                                                  14,256           14,432             14,249            15,039
                                                            ============       ==========      =============       ============

Ratios - GAAP
_____________
  Loss & LAE                                                     110.9%           113.1%              88.0%             72.3 %
  Underwriting                                                    73.5%            32.8%              43.6%             31.9 %
                                                            ____________       __________      _____________       ____________
    Combined                                                     184.4%           145.9%             131.6%            104.2 %
                                                            ============       ==========      =============       ============

                                                                       December 31,                        December  31,
                                                                          1999                                1998
                                                                      ______________                      _______________

Total Investments                                                      $   426,118                         $  489,397
Total Assets                                                             1,274,163                          1,092,943
Net Reserves for Losses and LAE                                            278,840                            285,975
Total Equity                                                               180,958                            236,154
Shares  Outstanding                                                         14,264                             14,237
Book Value per Share                                                   $     12.69                         $    16.59


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